RESEARCH AGREEMENT (And Amendments)

                  This Research Agreement ("Agreement") is entered into by and between AMTECH SYSTEMS INC. ("Sponsor") and THE REGENTS OF THE UNIVERSITY OF CALIFORNIA ("University"), a nonprofit educational institution incorporated under the laws of the State of California.

                                   Witnesseth

                  WHEREAS, Sponsor possesses an ownership interest in United States Patent No. 5,215,588 entitled "Photo-CVD System" and issued on June 1, 1993 to Ji H. Rhieu of Mesa, Arizona; and

                  WHEREAS, Sponsor claims existing rights in intellectual property under continuation-in-part to U.S. Patent No. 5,215,588, Patent Application Serial No. 08/067,286, filed on May 25, 1993 (hereinafter referred to as Method A); and

                  WHEREAS, University claims existing rights in intellectual property whose conception occurred before the period covered by this Agreement, is included in disclosure UC Case No. 93-338-1, and is entitled "Parallel Purge Configuration for Photo-CVD Process (UCSC B)" (hereinafter referred to as Method
B); and

                  WHEREAS, University claims existing rights in intellectual property whose conception occurred before the period covered by this Agreement, is included in disclosure UC Case No. 93-338-1, and is entitled "Perpendicular Purge Configuration for Photo-CVD Process (UCSC C)" (hereinafter referred to as Method C); and

                  WHEREAS, the research project contemplated by this Agreement is of mutual interest and benefit to University and to Sponsor, will further the instructional, scholarship and research objectives of University in a manner consistent with its status as a nonprofit, tax-exempt, educational institution, and is intended to further the business objectives of Sponsor and to provide benefits to Sponsor through the actual reduction to practice of Method A under this Agreement; and

                  WHEREAS, in this Agreement the term Improvement Invention shall mean any patentable invention owned by the University which includes or broadens one or more of the claims in Method A and which is conceived and first actually reduced to practice during the course of performing the research under this Agreement; and

                  WHEREAS, it is anticipated that University will, as a result of the research project, design and build a Photo-CVD (chemical vapor deposition) prototype and it is intended that Sponsor shall receive certain rights to such prototype in accordance with the terms of this Agreement; and

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree to the following:


1.                Research Work

                  1.1 University shall use reasonable efforts to perform the Research described in Exhibit A hereto which is incorporated herein, (hereinafter referred to as the "RESEARCH"), under the direction of Roger W. Anderson as "Principal Investigator," substantially in accordance with the terms and conditions of this Agreement. Anything in this Agreement to the contrary notwithstanding, Sponsor and University may at any time amend the RESEARCH by mutual written agreement.

                  1.2 In the event that the Principal Investigator becomes unable or unwilling to continue the RESEARCH, and a mutually acceptable substitute is not available, University or Sponsor shall have the option to terminate this Agreement.

                  1.3 University shall provide all necessary facilities to properly and fully perform the RESEARCH and to construct and test the Photo-CVD prototype.

2.                Period of Performance

                  2.1 The period of performance of this Agreement is March 1, 1994 through April 30, 1995. This Agreement shall become effective upon the date of last signature hereto and shall continue in effect for the full duration of the period of performance unless sooner terminated in accordance with the provisions of
                           Article 9. Notwithstanding the effectiveness of the Agreement as described herein paragraphs 4.3 and 6.1 shall continue in effect for the periods stated herein.

3.                Reports

                  3.1 University shall furnish Sponsor letter reports in such frequency as mutually agreed to by the parties, but no less than monthly, summarizing the work conducted. In addition, on no less than a quarterly basis, University and Principal Investigator shall provide oral presentations in person as to the status of the RESEARCH to Sponsor and Sponsor's guests at the site of the RESEARCH or at Sponsor's offices at Sponsor's request. A final report setting forth the accomplishments and significant research findings, equipment development and plans shall be prepared by University and submitted to Sponsor within thirty
                           (30) days of the expiration of the Agreement.


4.                Costs, Billings and Other Support

                  4.1 It is agreed to and understood by the parties hereto that, subject to Article 2, total costs to the Sponsor hereunder shall not exceed the amount of $360,549. Payment shall be made by Sponsor on a reasonable cost reimbursable basis monthly in arrears upon submission of invoices by the University in accordance with the schedules attached hereto as Exhibit B. Invoices submitted by the University shall not vary by more than five percent (5%) of the attached schedules on a quarterly basis.

                  4.2 Checks shall be made payable to The Regents of the University of California and sent to:

                                    University of California, Santa Cruz
                                    Cashier's Office
                                    102 Hahn Student Services
                                    Santa Cruz, CA 95064

                  4.3 In the research, development, planning and construction of a photo enhanced CVD prototype used in the processing and manufacturing of semiconductor devices, and in other aspects of the RESEARCH, the equipment and machinery utilized therein shall primarily be provided by Sponsor through the funding of the RESEARCH as described in paragraph 4.1 hereof. In addition, University may be required to utilize some equipment for certain of the components of the prototype and in other aspects of the RESEARCH. Although the University shall retain title to any such equipment and the prototype, it shall be subject to the rights of Sponsor to retain the intellectual property rights derived from the RESEARCH and other rights outlined in Articles 5 and 8 hereof. University shall maintain in good working order and condition the equipment and CVD prototype and shall provide Sponsor with the right of access and noncommercial use of the equipment and prototype on at least a monthly basis for a two year period commencing with the termination of this Agreement. Sponsor shall reimburse University for the cost of chemicals and supplies necessary to process samples for the purpose of demonstrating the equipment and prototype during the period of access by Sponsor.

                  4.4 In the event of termination of this Agreement by Sponsor pursuant to Article 9 hereof, Sponsor shall pay all costs accrued by University as of date of termination, including noncancellable obligations.

5.                Publicity and Business Development

                  5.1 University understands and agrees that Sponsor is a public corporation and will inform its shareholders and issue a news release that it has entered into this Research Agreement with University for the
                           RESEARCH as described on Exhibit A and for the development, design and construction of photo-enhanced CVD equipment and machinery used in the processing and manufacturing of semiconductor devices. Sponsor shall have the right to visit the site of the RESEARCH at the University and to demonstrate any achieved results of the RESEARCH and the development, construction and use of the Photo-CVD equipment and machinery developed by University. Principal Investigator will cooperate with Sponsor in this endeavor. Sponsor shall agree that such visits to the research site shall be on a reasonable basis and will not exceed more than one visit per month.

                  5.2 With the exception of informing shareholders and issuing news releases as described in paragraph 5.1, nothing in this Agreement shall entitle Amtech to use the University's name, nor any employee of University, in any publicity or advertising without the prior written approval of University. University will not use the name of Sponsor, nor any employee of Sponsor, in any publicity without the prior written approval of Sponsor.

6.                Confidentiality

                  6.1 University agrees that information, techniques and methods obtained in and through the RESEARCH and related to the development, design and construction of the Photo-CVD prototype shall be considered Confidential Information. Such Confidential Information whether provided by Sponsor or independently developed by University which is not specifically excepted in paragraph 6.2 hereof, shall be held in strict confidence for the term of this Agreement and for a period of three (3) years after its termination. University agrees to safeguard such Confidential Information against disclosure to others with the same degree of care as it exercises with its own information of a similar nature. University will take all reasonable efforts to prevent disclosure to third parties of such Confidential Information.

                  6.2 University shall not be required to keep confidential the following: (1) information which is now common knowledge or subsequently becomes such through no breach of this Agreement; (2) information which reveals the results of the RESEARCH without disclosing the methods by which the results are obtained; or (3) information which is required to be disclosed by law.

7.                Publications

                  7.1 University shall have the right to publish research information of general scientific and academic interest so long as said publications do not reveal information University agrees to keep confidential pursuant to Article 6. University shall furnish Sponsor with a copy of any proposed publication at least sixty (60) days prior to submission for publication. Sponsor within thirty (30) days of receipt of the proposed publication shall determine if said proposed publication reveals Confidential Information of Sponsor or would otherwise violate this Agreement. In the event Sponsor determines that its Confidential Information is disclosed in such publication, it shall notify University and such information will be removed from the publication. Unless Sponsor notifies University within said thirty
                           (30) day period, University shall have the right to submit said publication.

8.                Intellectual Property Rights

                  8.1      Ownership of Inventions
                           -----------------------

                           Any patentable invention or discovery invented solely by employees of University arising from research conducted under this Agreement shall be the sole property of University and shall be disposed of in accordance with University's policies subject to the terms of this Agreement. Any patentable invention or discovery invented solely by employees of Sponsor arising from research conducted under this Agreement shall be the sole property of Sponsor and shall be disposed of in accordance with Sponsor's policies subject to the terms of this Agreement.

                           For any invention or discovery jointly invented by University and Sponsor arising from research conducted under this Agreement, each party shall, in accordance with the patent laws of inventorship, own an undivided interest in the invention. Any and all joint inventions shall be fully and promptly disclosed in writing and in confidence to the other party. The parties agree to consult with one another prior to taking any action to obtain patent protection of such joint invention and shall attempt to agree on patent applications to be filed and such invention to be administered.

                           Inventorship shall be determined in accordance with U.S. patent laws.

                  8.2      Licensing Rights to University Inventions
                           -----------------------------------------

                           Unless it is determined by a court of competent jurisdiction that University is unable to do so and provided that Sponsor pays the full costs of the research project supported by this Agreement as set forth in the schedules attached hereto as Exhibit B, Sponsor shall be given a time-limited first right to negotiate an exclusive, royalty-bearing license to make, use and sell any patentable invention which is either 1) both (a) included in Method B or Method C and (b) first actually reduced to practice in the performance of research under this Agreement ("Research Invention") or 2) conceived and first actually reduced to practice in the performance of research under this Agreement. This license right shall exclude those using laser or rare gas halogen excimer light sources. It is specifically understood and agreed that Method A shall be the primary focus of this RESEARCH.

                           University shall promptly disclose to Sponsor in writing and in confidence any such invention or discovery arising under this Agreement; Sponsor shall notify University in writing within ninety (90) days of disclosure to Sponsor whether or not it wishes to secure a commercial license to such invention. If Sponsor elects to secure a license, Sponsor shall assume all costs associated with securing and maintaining patent protection from the date of disclosure through the term of the license for such invention(s), whether or not Letter Patent issues. The parties shall negotiate in good faith said license, which shall include, but not be limited to:

                           o       reasonable terms;
                           o diligence requirements which are no more restrictive than performance by Sponsor to market the product under such license in countries including the United States within twenty-four (24) months of the date of full execution of such license and in quantities
                                   sufficient   to  meet  the  market   demands
                                   therefor; and
                           o Sponsor's continuing obligation to pay patent costs.

                           Sponsor shall have an additional  one hundred  twenty
                           (120) days from the date of election to conclude a license agreement with University. If Sponsor does not elect to secure such license or if such license agreement is not concluded in said period, rights to the inventions disclosed hereunder shall be disposed of in accordance with University policies with no further obligation to Sponsor.

                           Further, the earned royalty rate in any such license to an invention which is an Improvement Invention shall be one-half percent (0.5%) of Net Sales of all products sold under the license. In addition, the earned royalty rate in any such license to an invention which is a Research Invention shall be not less than two percent (2%) and not more than four percent (4%). For Research Inventions which are jointly owned, the specific royalty rate shall reflect the relative contributions of the Sponsor and the University to such joint inventions. Net Sales shall mean the total of the gross invoice prices of Licensed Product sold less the sum of the following actual and customary deductions where applicable: cash, trade, or quantity discounts, sales, use, tariff, import/export duties or other excise taxes imposed upon particular sales; transportation charges and allowances or credits to customers because of rejections or returns.

                  8.3 Nothing contained in this agreement shall be deemed to grant either directly or by implication, estoppel, or otherwise any rights under any patents, patent applications or other proprietary interests, whether dominant or subordinate, or any other invention, discovery or improvement of either party, other than the specific patent rights covering inventions arising under this Agreement.

9.                Termination

                  9.1      Either party may terminate this Agreement upon thirty
                           (30) days prior written notice to the other.

                  9.2 Termination of this Agreement by either party for any reason shall not effect the rights and obligations of the parties accrued prior to the effective date of termination. No termination of this Agreement, however effectuated, shall affect the University's or Sponsor's rights and obligations under Article 8 thereof, or release the parties hereto from their rights and obligations under Articles 4, 5, 6, 7, 8 and 10.

10.               Independent Contractor

                  10.1     In the performance of all services hereunder:

                           10.1.1 University shall be deemed to be and shall be an independent contractor and, as such, University shall not be entitled to any benefits applicable to employees of Sponsor.

                           10.1.2 Neither party is authorized or empowered to act as agent for the other for any purpose and shall not on behalf of the other enter into ny contract, warranty, or representation as to any matter. Neither shall be bound by the acts or conduct of the other.


11.               Insurance and Indemnification

                  11.1 University warrants and represents that University has adequate liability insurance, such protection being applicable to officers, employees and agents while acting within the scope of their employment by University, and University has no liability insurance policy as such that can extend protection to any other person.

                  11.2 University shall defend, indemnify and hold Sponsor, its officers, employees, or agents harmless from and against any and all liability, loss, expense, attorneys' fees or claims for injury or damages arising out of the performance of this agreement, but only in proportion to and to the extent such liability, loss, expense, attorneys' fees, or claims for injury or damages are caused by or result from the negligent or intentional acts or omissions of University, its officers, agents, or employees.

                  11.3 Sponsor shall defend, indemnify and hold University, its officers, employees, or agents harmless from and against any and all liability, loss, expense, attorneys' fees or claims for injury or damages arising out of the performance of this Agreement, but only in proportion to and to the extent such liability, loss, expense, attorneys' fees, or claims for injury or damages are caused by or result from the negligent or intentional acts or omissions of Sponsor, its officers, agents, or employees.

12.               Assignment

                  12.1 This Agreement shall not be assigned by either party without prior written consent of the parties hereto excepting so far as Amtech may transfer all rights and duties under this Agreement to its successor in interest.

13.               Agreement Modification

                  13.1 Any agreement to change the terms of this Agreement in any way shall be valid only if the change is made in writing and approved by mutual agreement of authorized representatives of the parties hereto.

14.               Notices

                  14.1 Any notices given under this Agreement shall be in writing and delivered by first-class mail, postage prepaid, or by overnight courier service addressed to the parties as follows:

                           14.1.1   For Sponsor:

                                            J. S. Whang, President
                                            Amtech Systems, Inc.
                                            131 South Clark Drive
                                            Tempe, AZ 85281

                           14.1.2   For University (contractual):

                                            Mark S. Coburn
                                            Contracts and Grants Office
                                            University of California, Santa Cruz
                                            399C Applied Sciences Building
                                            Santa Cruz, California 95064

                           14.1.3   For University (technical):

                                            Roger W. Anderson
                                            Board of Studies in Chemistry
                                            University of California, Santa Cruz
                                            1156 High Street
                                            Santa Cruz, California 95064

15.               Entire Agreement

                  15.1 This Agreement constitutes the entire understanding between the parties hereto and there are no collateral, oral or written agreements or understandings. This Agreement supersedes any prior oral or written agreement or understanding between the parties.

                  IN WITNESS WHEREOF, the parties have executed this Agreement in two or more counterparts, each as an original and all together as one instrument as of the date of last signature below written.


AMTECH SYSTEMS, INC.                    THE REGENTS OF THE
                                        UNIVERSITY OF CALIFORNIA

By   /s/J. S. Whang                     By   /s/ Mark S. Coburn
    --------------------------------         --------------------------------
Name    J. S. Whang                     Name     Mark S. Coburn
    --------------------------------         --------------------------------
Title   President                       Title    Contracts and Grants Manager
    --------------------------------         --------------------------------
Date    3-2-94                          Date        2-28-94
    --------------------------------         --------------------------------

                                                                       EXHIBIT A
                                                                   RESEARCH WORK


                                 A Proposal From

                   The Regents of the University of California

                                       to


                               Amtech Systems Inc.
                                 131 South Clark
                              Tempe, Arizona 85281

                         Photo-CVD Equipment and Process

Principal Investigator:
Roger W. Anderson
Professor of Chemistry
University of California
Santa Cruz, CA 95064

                                    Abstract

This proposal is for the development of a single wafer/flatpanel photo-CVD tool. Silicon oxide and silicon nitride depositions will be demonstrated and characterized. The photo-CVD tool will be very useful for thinfilm depositions for integrated circuit applications, for flat panel displays, and for solar panel applications. This proposal is for the time period 1 Jan 1994 to 28 February 1995. The proposal is for $360,549 in direct and indirect costs. The University of California cost sharing is $165,400 in equipment.

                                    Proposal

This proposal from the Regents of the University of California to Amtech Systems Inc is for a grant to support work in the laboratory of Professor Roger W. Anderson that will develop a photo-CVD tool. The goal of the research and development work will be the design and characterization of a photo-CVD tool that will provide a variety of thinfilm depositions with good thickness uniformity and convenient process control.

Attached to this proposal are the following items: Work plan for photo-CVD equipment development; Time line for photo-CVD equipment; Detailed budget including salaries, supplies, and equipment; Equipment justification; and a burn rate estimate. The cumulative monthly totals will not be exceeded for a given month. The Photo-CVD Prospectus and CV for Roger W. Anderson have been forwarded to Amtech in October. The background and context for this proposal is described in the Prospectus.

The grant will provide salaries, benefits, and overhead for the R&D team who will develop the photo-CVD tool. The grant will also purchase required equipment for the tool development, and the components of the prototype. The grant will also provide a budget for expendable supplies. Much detail is provided in the attached budget pages.

Large identified budgetary items are for salaries. I will head up the project, but two post-doctoral people will be hired to do most of the design and process development work. The grant will also support one graduate student for one year, and one graduate student for the summer of 1994.

The overall work product will be AUTOCAD designs for the Photo-CVD tool and the test results for all designs that were built. The research effort is likely to result in the optimal design for a single wafer Photo-CVD tool. In particular the research effort will provide a good solution to the problem of coating optics in photo-CVD depositions. The photo-CVD prototype will provide simple evaluation of different purge configurations that can solve this problem. The purge configuration described in the Amtech patent will be the primary focus of this work.

The photo-CVD tool will be designed to deposit thinfilms on a single substrate up to 200 mm in width. The substrates will be loaded by opening one end of the chamber. The design will allow convenient use of a variety of conventional UV lamps as well as excimer lasers. The first testing of the photo-CVD tool will simply use low pressure mercury lamps to photolyze metal carbonyl molecules. The resulting metallic coatings will be provide a good evaluation of both the purge technology and the deposition uniformity. The photo-CVD tool will be built utilizing UV lamps that provide illumination over a long narrow region, and the lamps may provide cw or pulsed light. The illuminated region on the wafer has quite small area but the long direction of the illumination is long enough to extend the width of the substrates. Use of a small illuminated region minimizes the necessary purge gas flow, and this will greatly help provide deposition uniformity across the width of the substrate. Uniformity over the entire substrate will be obtained using several UV lamps for the Amtech purge configuration or by moving the substrates in the direction perpendicular to the length of the photolysis lamps. The length of the motion will be made large enough to allow convenient loading and unloading of the substrates. After the tool is producing uniform depositions with the low intensity conventional UV sources, it will be with the use of an excimer laser as the source of UV photons. The photo-CVD tool will also include some in-situ thinfilm measurements that will greatly speed up process development. The process parameters (gas composition and pressure, temperature, and scan rate) will be computer controlled.

It should be easy to market copies of the UCSC developed photo-CVD tools to R&D laboratories of the semiconductor industries. Once the industry accepts the technology, the photo-CVD technology can be repackaged for use with the cluster tools of various semiconductor equipment companies.

WORK PLAN for Photo-CVD development
(Note: This assumes a starting date of 15 February 1994. For a later starting date add the delay to these dates.)

Start 15 February 1994
Order AUTOCAD computer system. 20 February 94: start 2 postdoctoral positions on 25 April 94.

Task I:  Finish 26 April 1994
         Machine drawings for photo-CVD vacuum chamber, drawings for substrate heated stage, bids and order for vacuum chamber construction, quotations and orders for vacuum pumps, pressure gauges, vacuum feedthroughs, heaters, temperature controllers, linear motion and sensing, vacuum stand, fasteners and seals, venting and electrical for vacuum pumps. Preliminary value engineering.

Task II:  Finish 5 August 1994
         Order control computer and interface, power supplies. Assemble and test vacuum chamber, test translation and heating of substrate stage. Specify and order gas tray with MFCs and valves. Write preliminary version of control software. Design the patented Amtech purge configuration into hardware as the first purge configuration and specify conventional UV light source. Refine value engineering. Silane facilitization of laboratory.

Task III:  Finish 9 November 1994
         Construct bubbler for metal carbonyls, construct chamber exhaust metal carbonyl destroyer for safety. Assemble simple in-situ thinfilm thickness  monitor.  Install  RGA.  Test  Amtech  purge  configuration.
         Determine effect of process and purge gas flow and temperature on thinfilm uniformity. Test horizontal purge design. Test other purge configurations if necessary.

Task IV:  Finish 18 April 1995
         Demonstrate silicon oxide and silicon nitride depositions with low pressure mercury lamp and excimer laser irradiation. Proceed with flashlamp and mercury sensitization. Refine AUTOCAD drawings and part lists. Final Report.

Interim progress reports:
         Short reports will be submitted on the first of every month during the project, and summary reports will be submitted at the finish date for each task. Trips to Amtech will be made at the conclusion of tasks II, III, and IV.

AUTOCAD files, parts lists
         AUTOCAD files and parts lists including vendors and prices will be available at the conclusion of tasks III and IV.

                                 PHOTO CVD TOOL

Task Name                              Responsible  Start        Duration           End

Design Prototype                                    15/Feb/94    105.00 d           20/Jul/94
  Specify/delivery of AUTOCAD computer    RWA       15/Feb/94     15.00 d           08/Mar/94
  Recruit for 2 postdocs                            15/Feb/94     45.00 d           22/Apr/94
  Order Vacuum Pumps, pressure gauges     RWA       15/Feb/94      2.00 d           16/Feb/94
  Order ellipsometer                                17/Feb/94      2.00 d           18/Feb/94
  Drawings for Vacuum Chamber             RWA       09/Mar/94     20.00 d           06/Apr/94
  Drawings for Substrate heated stage     RWA       07/Apr/94      5.00 d           14/Apr/94
  Order vacuum feedthroughs               RWA       25/Apr/94      1.00 d           25/Apr/94
  Order heaters, temperature controllers  RWA       26/Apr/94      1.00 d           26/Apr/94
  Order linear motion equipment           RWA       27/Apr/94      1.00 d           27/Apr/94
  Order vacuum stand                      RWA       15/Mar/94      5.00 d           21/Mar/94
  Laboratory facilities                   RWA       09/Mar/94     90.00 d           20/Jul/94
  Order fasteners and seals               RWA       07/Apr/94      5.00 d           14/Apr/94
  Postdocs arrive                                   25/Apr/94      1.00 d           25/Apr/94
  Task I                                            26/Apr/94      0.00 d           26/Apr/94
Assemble Prototype                                  27/Apr/94     70.00 d           05/Aug/94
  Take delivery of ordered items                    27/Apr/94      1.00 d           27/Apr/94
  Specify and build gas tray              PD1       27/Apr/94     20.00 d           25/May/94
  Specify and build bubbler               PD1       26/May/94     13.00 d           14/Jun/94
  Design and construct first purge        PD2       27/Apr/94     35.00 d           16/Jun/94
  Construct exhaust conditioner           PD2       15/Jun/94     15.00 d           06/Jul/94
  Assemble and test vacuum chamber        PD1       15/Jun/94     36.00 d           04/Aug/94
  Test translation and heating            PD2       07/Jul/94     22.00 d           05/Aug/94
  Order control computer                  Grad      27/Apr/94      5.00 d           03/May/94
  Construct computer interface            Grad      04/May/94     15.00 d           25/May/94
  Write control software                  Grad      26/May/94     30.00 d           08/Jul/94
  Order, delivery of gases/chemicals      Grad      11/Jul/94     20.00 d           05/Aug/94
  Order Hg lamps, mount, power supply     RWA       17/May/94      5.00 d           24/May/94
  Task II                                           05/Aug/94      0.00 d           05/Aug/94
Purge and process tests                             21/Jun/94    131.65 d           30/Dec/94
  Assemble in-situ thickness monitor      PD1       05/Aug/94     15.00 d           26/Aug/94
  Install RGA                             PD2       05/Aug/94     15.00 d           26/Aug/94
  Test lamps and optics                   Grad      05/Aug/94     15.00 d           26/Aug/94
  Test first purge with NI(CO)4           PD1       26/Aug/94      5.00 d           02/Sep/94
  Determine, process effects              PD1       02/Sep/94     20.00 d           03/Oct/94
  Analyze NI films                        Grad      26/Aug/94     53.50 d           15/Nov/94
  Build 2nd purge configuration           PD2       02/Sep/94     17.50 d           28/Sep/94
  Test 2nd configuration                  PD1       03/Oct/94     25.00 d           09/Nov/94
  Design water cleaning module            PD1       09/Nov/94     34.50 d           30/Dec/94
  Design excimer laser optics             Grad2     21/Jun/94     33.00 d           05/Aug/94
  Research pulsed light sources           Grad2     08/Aug/94     27.00 d           14/Sep/94
  Design Hg sensitization process         Grad      15/Nov/94     20.00 d           14/Dec/94
  Modifications indicated during Task III PD2       28/Sep/94     27.00 d           07/Nov/94
  Task III                                          09/Nov/94      0.00 d           09/Nov/94
Oxide and Nitride Process                           09/Nov/94    103.32 d           18/Apr/95
  Demonstrate silicon oxide w/Hg lamps    PD2       09/Nov/94     34.00 d           30/Dec/94
  Analyze lamp oxide samples              PD2       30/Dec/94     20.00 d           02/Feb/95
  Demonstrate silicon nitride w/Hg lamps  PD1       30/Dec/94     25.00 d           10/Mar/95
  Demonstrate silicon oxide with laser    PD2       02/Feb/95     25.00 d           10/Mar/95
  Analyze laser oxide samples             PD2       10/Mar/95     20.00 d           07/Apr/95
  Demonstrate silicon nitride with laser  PD1       10/Mar/95     20.00 d           07/Apr/95
  Analyze laser nitride samples           PD1       07/Apr/95      4.00 d           18/Apr/95
  Design flash lamp source                Grad      14/Dec/94     78.82 d           12/Apr/95
  Revise drawings                         RWA       10/Mar/95     22.50 d           11/Apr/95
  Final Report                            RWA       06/Apr/95      5.00 d           18/Apr/95
  Task IV                                           18/Apr/95      0.00 d           18/Apr/95

Printed: 17/Feb/94
Page 1

                                                                       EXHIBIT B
DETAILED BUDGET:  03/01/94 - 04/30/95                            RESEARCH BUDGET

BUDGET CATEGORY                              AMTECH           UCSC        TOTAL

A. SENIOR PERSONNEL

   1.  Principal Investigator (PI)

         Dr. Roger Anderson
         100% time  3.00 sum mos             21,576            0          21,576

   Total Senior Personnel                    21,576            0          21,576

B. OTHER PERSONNEL

   1.  Postdoctoral Researcher
         To Be Selected
         100% time  12.00 mos ea yr          26,742            0          26,742

   2.  Postdoctoral Researcher

         To Be Selected
         100% time  12.00 mos ea yr          26,742            0          26,742

   3.  Graduate Student Researcher (GSR)

         To Be Selected
         1  50% time 9.00 acad mos           10,173            0          10,173

   4.  Graduate Student Researcher (GSR)

         To Be Selected
         2  50% time 3.00 sum mos             7,722            0           7,722

   5.  Undergraduate Student Assistants

         274 hours acad mos                   1,404            0           1,404

   Total Other Personnel                     72,783            0          72,783

   TOTAL SALARIES AND WAGES                  94,359            0          94,359

C. FRINGE BENEFITS           Yr 1   Yr 2
   (resp ea yr

   1.  P.I.'s acad mos      19.00%  20.00%        0            0               0
   2.  P.I.'s sum mos        3.40%   3.40%      734            0             734
   3.  P.I.'s OASDI          6.20%  ea yr       506            0             506
   4.  Postdoctoral
       Researcher           18.50%  19.00%    4,947            0           4,947
   5.  Specialist           18.50%  19.00%    4,947            0           4,947
   6.  GSR acad mos          2.24%  ea yr       228            0             228
   7.  GSR sum mos           2.24%  ea yr       173            0             173
   8.  USA acad mos          2.24%  ea yr        31            0              31
   9.  Tuition remission
       and fees                               2,307            0           2,307
   10. Student Health
       Insurance (GSHIP)                        568            0             568

   TOTAL FRINGE BENEFITS                     14,441            0          14,441

       TOTAL SALARIES, WAGES,
       AND FRINGE BENEFITS                  108,800            0         108,800

DETAILED BUDGET:  03/01/94 - 04/30/95

BUDGET CATEGORY                              AMTECH        UCSC          TOTAL

D. PERMANENT EQUIPMENT-
   PLEASE SEE ATTACHED LISTING              159,705      165,400         325,105

E. TRAVEL
   Domestic
    1. Travel to Amtech                       2,000            0           2,000
    2. Travel to MRS meeting                  1,200            0           1,200

   TOTAL TRAVEL                               3,200            0           3,200

F. PARTICIPANT SUPPORT COSTS                      0            0               0

G. OTHER DIRECT COSTS
   1.  Materials and Supplies-
       Please see attached listing           20,200            0          20,200
   2.  Other
       a.  Machine and glass shop charges     3,000            0           3,000
       b.  Postage, long-distance telephone,
           tax, e-mail duplicating            1,800            0           1,800

   Total Other                                4,800            0           4,800

   TOTAL OTHER DIRECT COSTS                  25,000            0          25,000
--------------------------------------------------------------------------------
H. TOTAL DIRECT COSTS                       296,705      165,400         462,105
--------------------------------------------------------------------------------

I. INDIRECT COSTS
   1.  Indirect Cost Base                   134,125            0         134,125
--------------------------------------------------------------------------------
   2.  On-campus research rate
       47.6% of MTDC                         63,844            0          63,844
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J. TOTAL DIRECT AND INDIRECT COSTS          360,549      165,400         525,949
--------------------------------------------------------------------------------
                                                   supplies cvd

PHOTO-CVD SUPPLIES

Supply Budget

1. Gases
       Silanes, nitrous oxide, ammonia,                                $8,000
       hydrogen fluoride, fluorine, rare
       gases, hydrogen, nitrogen, oxygen, ...
                                Total Gases                            $8,000

2. Chemicals
       Metal Carbonyls                                                   $600
                                Total Chemicals                          $600

3. Optics
       Supersil Windows                                                $3,000
                                Total Optics                           $3,000

4. Misc Supplies

   Liquid nitrogen for purge                                           $1,800
   Vacuum Pump Oil                                                       $500
   Electronic Components                                               $1,000
   VCR Gaskets, tubing                                                   $500
   Silicon, glass substrates                                           $2,000
   Floppy disks 8 backup tapes                                           $300
                                Total misc supplies                    $6,100

5. Outside services
       Thinfilm Analysis                                               $2,500

                                DIRECT SUPPLY TOTAL                   $20,200
                                                       equipment 11

PHOTO-CVD TOOL
 EQUIPMENT (no indirect costs)                             Amtech          UCSC

                                      Total w/o tax, ship $145,220      $165,400
                                      Total w/tax, ship   $159,705

1.  Autocad Computer System
       486 DX2/66 Computer                    $2,400
       Multiscan monitor                      $1,000
       AutoCad software                       $1,000
       Printer                                $1,400
                          Total CAD system    $5,800        $5,800

2. Photo-CVD Tool

   A.  General Facility                                     $2,000          $500
         Stand for Vacuum Chamber             $1,000
         Electronics/computer racks                                         $500
         Vent, electrical for vac pun         $1,000

   B.  Vacuum Chamber                                      $22,000        $2,500
         Main vacuum enclosure               $15,000
         Electrical feedthroughs              $1,000                        $500
         Motion feedthroughs                  $1,000                      $1,000
         Gas feedthroughs                     $1,000                      $1,000
         Flanges for lamp mounting            $2,000
         Flange for substrate loading         $1,000
         Fasteners and seals                  $1,000

   C.  Vacuum pumping and general gauging                  $24,800       $26,200
         Mechanical pump 36.7 CFM                                         $5,000
         Roots/Mech pump 179 CFM             $13,300
         2 Foreline traps                       $700                        $700
         5 Bellows vacuum valves              $2,800                        $700
         SS flex tube/Fittings                $2,000
         Butterfly valve                                                  $2,500
         4 Baratrons                          $2,000                      $2,000
         Adaptor pressure control             $2,000
         Gate Valve                                                       $4,200
         Cryopump                                                         $5,000
         Compressor                                                       $5,000
         Flexline                                                           $600
         Vacuum Collars - Cryopump            $2,000
         Ionization Gauge                                                   $500

   D. Substrate stage                         $6,000        $6,000        $4,000
         Linear bearings, material

         Translation mechanism (motor or air)
         Position sensing
         Heater and temperature control                                   $1,000
         Stepper Motor Control                                            $3,000

   E.  Process Gas control                                 $23,820       $26,700
         10 Mass flow controllers             $4,800                     $10,000
         2 MFM                                $1,620
         20 Filters                           $1,300
         32 Bellows sealed valves             $1,000                      $7,200
         VCR fittings                         $1,200                      $1,000
         Computer solenoid valves             $1,000
         Differential Baratron gauge                                      $1,500
         Gas heating                          $1,000
         Gas Regulators                       $2,000                      $6,000
         Stainless steel tubing                 $200
         Bubbler for liquid reactant          $4,000                      $1,000
         2 Five Channel MFC control           $3,700
         Pressure readout                     $2,000

   F.  Photolysis lamp assembly, light sources             $30,000       $71,000
         Materials, quartz, contruc          $18,000
         Purge control                        $2,000
         Lamps/power supplies                $10,000                      $1,000
         Excimer laser                                                   $70,000

   G.  486 Computer For Process Control      $4,800         $4,800          $500
         A/D and D/A for MFCs
         A/D for pressure sensing
         Interface for temperature control
         Interface for substrate scanning
         5, +15,-15, 24 volt power supplies                                 $500

    H.  Enhancements                                        $5,000       $31,000
         RGA                                  $2,000                     $30,000
         In-situ thickness monitorir          $3,000                      $1,000

    I.  Safety Equipment                                   $11,500        $3,000
         Hazardous gas sensing                $1,500                      $3,000
         Burn box/Scrubber                    $2,000
         Facilitize Lab for silane use        $8,000

   J.  Thinfilm Analysis Equipment                          $9,500
         Ellipsometer                         $9,500

                        Photo-CVD Equipment Justification

This document provides additional comments about the equipment budget items.

1.  Autocad Computer System

         This computer system and laser printer will be used to design the photo-CVD equipment and the microwave excited rare gas/halogen light source, and to make the machine drawings necessary for their construction. These files will be sent to Amtech at the conclusion of Tasks III and IV.

2.  Photo-CVD Equipment

A. General Facility
         This budget item will provide the stand for the equipment and pay for the electrical connections and venting of the equipment and vacuum pumps. The UCSC contribution is for an electronic rack

B.  Vacuum Chamber
         This budget item will provide the basic vacuum chamber and its flanges and connections to the outside world. Once the main chamber design is fixed, a decision will be made whether the chamber should be machined from solid aluminum blocks, hydroformed, or welded from smaller pieces. The UCSC contribution is for various feedthroughs.

C.  Vacuum pumping and general gauging
         The 36.7 vacuum pump (LH D60A) will be used for cryopump backing and roughing down the main vacuum chamber. This pump is contributed by UCSC. The 179 CFM roots blower/mechanical pump is necessary for process exhaust. A large capacity for exhaust is required because of the substantial gas flow that will be used for optical window purge. A roots blower will provide the necessary volumetric flow at pressures up to 10 torr. It may be possible to purchase this item on the surplus equipment market. The foreline traps are required to reduce backstreaming of pump oil into the chamber. The bellows valves are required for cryopump foreline and process exhaust. The stainless steel flexible tubing and the fittings are required to connect the mechanical pumps. The butterfly valve will be used for process pressure control. Input to the control unit (Adaptorr) will be made from one or more of the capacitance manometers (Baratrons). The gate valve, cryopump, compressor, and flexline are contributed by UCSC and are required to provide a low base pressure in the chamber. This is necessary for substrate surface preparation and for the satisfactory deposition of metallic coatings. The vacuum collars are required to connect the gate valve and the cryopump to the vacuum system. The ionization gauge will monitor the base pressure.

D.  Substrate stage
         The substrate stage must be heated and precisely moveable. Linear bearings, position sensing, heaters and controllers are necessary. The UCSC contribution is for Anaheim stepper motor controllers and for temperature controllers.

E.  Process Gas control
         This is a very important item as it will provide the proper process gas mixtures and the proper amount of purge gas that is necessary. Seven of the ten mass flow controllers will be contributed by UCSC. The mass flow meters are necessary to provide on line calibration of the MFCs. UCSC can contribute many of the bellows sealed valves and regulators for gas cylinders. The differential Baratron gauge will be used for process and purge gas pressure control, it exists already at UCSC. The main expense for the bubbler is a refrigerated bath and machine shop time. UCSC can contribute valves and other fittings. The MFC control and pressure readout will provide manual as well as computer control of process conditions.

F.  Photolysis lamp assembly, light sources
         This is probably the most important budgetary item. This budget subheading will fund the different implementations of purge and light sources. The construction budget should allow testing of as many as three purge designs. The purge control budget will provide special machining of parts to provide optimum separation of the purged and process regions. The lamp and power supply budget will provide low pressure mercury lamps of both standard and special 185 nm optimized types. The power supply budget will also provide the possibility of DC operation of the mercury lamps that has been shown to provide better efficiency in the UV. Flash lamps and power supplies can also be purchased. The UCSC contribution includes power supplies and use of an excimer laser.

G.  486 Computer for Process Control
         This computer will have analog/digital and digital/analog interfaces for process control. It will also interface with the MFC control units and the Adaptorr pressure controller. The process control software will be written in C.

H.  Enhancements
         The RGA is necessary to check process gas composition, to check purge efficiency, and to look for leaks. UCSC has a LH IQ200 RGA with turbo mechanical pumps. However it needs some repair work which would be the Amtech contribution. The In-situ thickness monitor will probe deposition thickness by measuring reflection and/or transmission through thin films. A laser and a photodetector are required. UCSC can contribute optical mounts and mirrors.

I.  Safety Equipment
         This item will provide hazardous gas sensing, and post-process gas treatment. Venting must be provided in the UCSC laboratories to use silane.

J.  Thinfilm Analysis Equipment
         An ellipsometer is required to provide the thickness and index of refraction of deposited silicon dioxide and nitride thinfilms. This equipment does not presently exist at UCSC and must be acquired. This price if for a used automatic ellipsometer.

         The UCSC campus has excellent FTIR facilities however that can be used for routine analysis of silicon oxide and nitride thin films.



                                   Burn Rate for Photo-CVD Equipment and Process



MONTH             SALARY       EQUIPMENT      SUPPLIES        TRAVEL          OTHER        MONTH TOT.     CUMULATIVE

Feb-94          $      0       $ 10,000       $    764       $      0       $    299       $ 11,063       $ 11,063
Mar-94          $  1,354       $ 34,660       $    764       $      0       $    261       $ 37,039       $ 48,103
Apr-94          $  1,354       $ 50,013       $    764       $    517       $    522       $ 53,170       $101,273
May-94          $ 11,175       $ 13,970       $  2,293       $      0       $    522       $ 27,960       $129,234
Jun-94          $  9,821       $ 18,172       $  2,293       $    517       $    522       $ 31,325       $160,559
Jul-94          $ 22,905       $ 19,690       $  2,293       $      0       $    522       $ 45,411       $205,969
Aug-94          $ 22,905       $  3,850       $  2,293       $    517       $    522       $ 30,088       $236,057
Sep-94          $ 20,963       $  3,300       $  2,293       $      0       $    522       $ 27,079       $263,136
Oct-94          $  9,821       $  3,300       $  2,293       $    517       $    522       $ 16,453       $279,589
Nov-94          $  9,821       $  2,750       $  2,293       $      0       $    522       $ 15,386       $294,975
Dec-94          $  9,821       $      0       $  2,293       $  2,141       $    522       $ 14,777       $309,752
Jan-95          $  9,821       $      0       $  2,293       $      0       $    522       $ 12,636       $322,388
Feb-95          $  9,821       $      0       $  2,293       $      0       $    522       $ 12,636       $335,024
Mar-95          $  9,821       $      0       $  2,293       $      0       $    522       $ 12,636       $347,660
Apr-95          $  9,821       $      0       $  2,293       $    514       $    261       $ 12,889       $360,549




Subtotals       $159,221       $159,705       $ 29,815       $  4,723       $  7,085       $360,549

                                                                 Total for Phase I         $360,549


                              AMTECH SYSTEMS, INC.


March 1, 1994


Mr. Mark S. Coburn
Contracts and Grants Office
University of California, Santa Cruz
399C Applied Sciences Building
Santa Cruz, California  95064

Dear Mr. Coburn:


I have signed the Research Agreement previously executed by you. However, in reviewing it one final time I wanted to be sure of your understanding in Paragraph 4.3 that the phrase "during the period of access by Sponsor" commences upon termination of the fourteen month term of this agreement. In Paragraph 8.2, the phrase "that sponsor pays full cost", means that sponsor's full cost of the research project under this agreement is $360,549.00. And in Paragraph 14.1.1, Amtech's address is 131 South Clark Drive. Please execute this letter in the space provided confirming your understanding.

I look forward to a mutually beneficial and enjoyable relationship with the University of California.

Sincerely,

/s/J.S. Whang
J.S. Whang
President

JSW:cb

As discussed with you on March 2, 1994 the points above, except for the fourth sentence referencing "Research Inventions," are confirmed as our understanding.

APPROVED AND EXECUTED BY:


 /s/Mark S. Coburn                  3-2-94
---------------------------------------------
Mark S. Coburn

                              AMTECH SYSTEMS, INC.

March 30, 1994

Mr. Mark S. Coburn
University of California, Santa Cruz
Contracts and Grants Office
399C Applied Sciences Building
Santa Cruz, California  95064

Dear Mr. Coburn:

The purpose of this letter is to confirm and to reduce to writing the agreement of Amtech Systems, Inc. ("Sponsor") and The Regents Of The University of California ("University") to modify the Research Agreement between them dated March 2, 1994, as provided below.

Section 4.1 shall be modified as follows:
         The total cost to the Sponsor shall not exceed $355,405 payment of which shall be made in full prior to March 31, 1994.

Section 9.1 shall be amended to read as follows:
         Sponsor may terminate this Agreement upon thirty (30) days prior written notice to the University.

Nothing in this letter in any way affects any of the other provisions of the Research Agreement or any of the obligations of either of the parties thereunder.

If the foregoing accurately reflects your understanding and you agree as set forth above, please have a copy of this letter signed by a duly authorized person and return it to us, whereupon it will become a binding amendment to the Research Agreement.

Very truly yours,

/s/J.S. Whang
J.S. Whang, President

JSW:cb

ACCEPTED AND AGREED TO:
THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By:      /s/ Mark Coburn
    --------------------------------
        Mark S. Coburn
Their:  Contracts and Grants Manager
       --------------------------------

FAX

Contracts and Grants Office
399C Applied Sciences Building
University of California, Santa Cruz
Santa Cruz, CA  95064
tel; (408) 459-4114
fax; (408) 459-4989
email: mcoburn@ucsco.ucsc.edu

                                        To:                J.S. Whang
                                                           ---------------------
                                 Organization:             Amtech Systems, Inc.
                                                           ---------------------
                                        FAX No:            (602) 968-3763
                                                           ---------------------
                                        Date:              March 30, 1994
                                                           ---------------------
                                        From:              Mark Coburn
                                                           ---------------------

Number of pages (including this cover page):               2

                                    Message:   J.S., please send back a copy
                                               with your signature for our
                                               records. Thanks.





          Please notify us if this document was not properly received.

                              AMTECH SYSTEMS, INC.

March 7  1995

Mr. Mark S. Coburn
University of California, Santa Cruz
Contracts and Grants Office
399C Applied Sciences Building
Santa Cruz, California  95064

Dear Mr. Coburn:

The purpose of this letter is to confirm and to reduce to writing the agreement of Amtech Systems, Inc. ("Sponsor") and The Regents Of The University of California ("University") to modify the Research Agreement ("Agreement") between them dated March 2, 1994, as provided in Section 1.1 and below.

WHEREAS, the Work Plan included as a part of Exhibit A to the Agreement reflects a planned start date of February 15, 1994 and the actual start date for the Research was April 15, 1994; and

WHEREAS, the same Work Plan reflects that two (2) post doctoral positions were to be filled on April 25,1994 and the actual dates that the post doctorates arrived at the University were June 20 and June 27, 1994.

NOW, THEREFORE, the first sentence of Section 2.1 is hereby modified to read, "The period of performance of this Agreement is April 15, 1994 through June 30, 1995."

Nothing in this letter in any way modifies any of the other provisions of the Research Agreement.

If the foregoing accurately reflects your understanding and you agree as set forth above, please have a copy of this letter signed by a duly authorized person and return it to us, whereupon it will become a binding amendment to the Research Agreement.

Very truly yours,

/s/J.S. Whang
J.S. Whang, President

JSW:rh

ACCEPTED AND AGREED TO:
THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By:  /s/Mark Coburn
    --------------------------------
Their: Contracts and Grants Manager
       -----------------------------

                              AMTECH SYSTEMS, INC.

June 26, 1995

Mr. Mark S. Coburn
University of California, Santa Cruz
Contracts and Grants Office
399C Applied Sciences Building
Santa Cruz, California  95064

Dear Mr. Coburn:

The purpose of this letter is to confirm and to reduce to writing the agreement of Amtech Systems, Inc. ("Sponsor") and The Regents Of The University of California ("University") to modify the Research Agreement ("Agreement") between them dated March 2, 1994, as provided in Section 1.1 and below.

Because of the resignation of Ji Ding and the fact that it is not feasible to hire another talented postdoc for this project for the remaining months of Ji's position, we hereby agree to an extension of our agreement through October 15, 1995.


NOW, THEREFORE, the first sentence of Section 2.1 is hereby modified to read, "The period of performance of this Agreement is March 1, 1994 through October 15, 1995."

It is understood that this extension involves no additional cost to Amtech Systems, Inc., the Sponsor.

Nothing in this letter in any way modifies any of the other provisions of the Research Agreement.

If the foregoing accurately reflects your understanding and you agree as set forth above, please have a copy of this letter signed by a duly authorized person and return it to us, whereupon it will become a binding amendment to the Research Agreement.

Very truly yours,

/s/J.S. Whang
J.S. Whang, President

JSW:rh

ACCEPTED AND AGREED TO:
THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By: /s/Karen Ann Reinero
    -------------------------------
Their: Contracts and Grants Manager
       ----------------------------

                                 AMTECH SYSTEMS, INC.


October 16, 1995


Mr. Mark S. Coburn
University of California, Santa Cruz
Contracts and Grants Office
399C Applied Sciences Building
Santa Cruz, California 95064

Dear Mr. Coburn:

The purpose of this letter is to confirm and to reduce to writing the agreement of Amtech Systems, Inc. ("Sponsor") and The Regents Of The University of California ("University") to modify the Research Agreement ("Agreement") between them dated March 2, 1994, as provided in Section 1.1 and below.

Because of delays in the performance of this project, we hereby agree to an extension of our agreement through November 15, 1995.

NOW, THEREFORE, the first sentence of Section 2.1 is hereby modified to read, "The period of performance of this Agreement is April 15, 1994 through November 15, 1995."

It is understood that this extension involves no additional cost to Amtech Systems, Inc., the Sponsor.

Nothing in this letter in any way modifies any of the other provisions of the Research Agreement.

If the foregoing accurately reflects your understanding and you agree as set forth above, please have a copy of this letter signed by a duly authorized person and return it to us, whereupon it will become a binding amendment to the Research Agreement.

Very truly yours,

/s/J.S. Whang
J.S Whang, President
JSW:rh

ACCEPTED AND AGREED TO:
THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By:
    -----------------------------------

Their:
      ---------------------------------

                              AMTECH SYSTEMS, INC.


November 29, 1995


Mr. Mark S. Coburn
University of California, Santa Cruz
Contracts and Grants Office
399C Applied Sciences Building
Santa Cruz, California  95064

Dear Mr. Coburn:

The purpose of this letter is to confirm and to reduce to writing the agreement of Amtech Systems, Inc. ("Sponsor") and The Regents Of The University of California ("University") to modify the Research Agreement ("Agreement") between them dated March 2, 1994, as provided in Section 1.1 and below.

Because of delays in the performance of this project, and to allow time to complete the NIQ work to demonstrate the potential of these lamps for Photo-CVD processes by January 31, 1996, and to possibly facilitate augmentation of the budget beyond the NIQ phase, we hereby agreed to an extension of our agreement from November 15, 1995 to October 31, 1996.

Section 4.1 shall be modified as follows:
         The total cost to the Sponsor shall not exceed $441,620, an increase of $86,215 over the initial contract amount, to demonstrate the effectiveness of the NIQ lamps. It is expressly understood that this increase includes salaries of support staff through February 28, 1996 and 1.5 months of salary for Roger Anderson, Phd. for the summer months of calendar year 1996.

NOW, THEREFORE, the first sentence of Section 2.1 is hereby modified to read, "The period of performance of this Agreement is April 15, 1994 through October 31, 1996."

It is understood that this extension involves no additional cost to Amtech Systems, Inc., the Sponsor beyond the increase stated above.

Nothing in this letter in any way modifies any of the other provisions of the Research Agreement.


Continued on next page...

Mr. Mark S. Coburn
University of California, Santa Cruz
November 29, 1995
Page 2

If the foregoing accurately reflects your understanding and you agree as set forth above, please have a copy of this letter signed by a duly authorized person and return it to us, whereupon it will become a binding amendment to the Research Agreement.

Very truly yours,

/s/J.S. Whang
J.S. Whang, President

JSW:rh


ACCEPTED AND AGREED TO:
THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By:
     --------------------------------------

Their:
     --------------------------------------

                              AMTECH SYSTEMS, INC.



December 4, 1995


Mr. Mark S. Coburn
University of California, Santa Cruz
Contracts and Grants Office
399C Applied Sciences Building
Santa Cruz, California 95064

Re: Payment Procedures

Dear Mr. Coburn:

The purpose of this letter is to confirm our desire that the $86,215 increase in funding, pursuant to the November 29, 1995 Amendment to the Research Agreement, be billed by the University on a pay as you go basis (i.e. progress billings only for work performed and approved expenses incurred). The billing procedure is subject to change by the mutual agreement between the Sponsor and the University. It is expressly understood that the sum of any such billings will not exceed the agreed upon increase of $86,215.

If the foregoing accurately reflects your understanding and you agree as set forth above, please have a copy of this letter signed by a duly authorized person and return it to us, whereupon it will become a binding amendment to the Research Agreement.

Very truly yours,

/s/Robert T. Hass
Robert T. Hass, CPA
Vice President-Finance
 and Secretary

RTH:rh

ACCEPTED AND AGREED TO:
THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By:
     --------------------------------------

Their:
     --------------------------------------